IMPORTANT INFORMATION

Dear Shareholder:

     I am writing to ask that you vote in favor of an important proposal that will affect your investment in Pioneer Europe Select Fund ("your fund" or "Europe Select Fund"). Your fund's investment adviser, Pioneer Investment Management, Inc., manages two mutual funds that focus on European equity securities, your fund and Pioneer Europe Fund ("Europe Fund"). The enclosed combined prospectus/proxy statement contains information about a proposal to reorganize your fund into Europe Fund. If approved, you would become a shareholder of Europe Fund and would receive shares of Europe Fund equal in value to the value of your shares in Europe Select Fund. In connection with the reorganization, Europe Fund will be renamed "Pioneer Europe Select Equity Fund" and adopt investment policies that are substantially identical to your fund's investment policies. The result will be that you become a shareholder of a fund the investment goals and focus of which are the same as your fund, but which is substantially larger in size. Our hope is that a larger asset base will enable the combined fund to invest more efficiently and to have the potential to realize expense savings in the future, including savings as a result of breakpoints in the management fee. Your fund is selling its assets to Europe Fund and, consequently, Europe Fund will be the legal entity that continues after the reorganization. However, because the surviving fund will have the same investment policies, management team and contractual expense limitations as your fund, the surviving fund will adopt the historical financial results and performance of your fund after the reorganization.

                    WHY IS THE REORGANIZATION BEING PROPOSED?

     The trustees of your fund believe that reorganizing your fund into Europe Fund offers you potential benefits, including the opportunity to be part of a fund with a larger asset size that may be better positioned in the market to increase asset size and achieve economies of scale. The larger portfolio of the combined funds may enable the fund to hold larger positions in individual securities and, consequently, achieve better net prices on securities trades. In addition, each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combination of the funds is not expected to reduce expenses immediately but should increase the potential for cost savings in the future if the net assets of the fund exceed the initial breakpoint in the management fee and the fixed expenses are spread over a larger pool of assets, reducing expenses on a per share basis.

                            FUND'S FEES AND EXPENSES

     No increase in management fees will result from the reorganization. Pioneer currently limits your fund's ordinary operating expense attributable to Class A shares to 1.75% of average daily net assets pursuant to an agreement with your fund. After the reorganization, Pioneer will contractually agree until December 31, 2008 to limit the combined fund's ordinary operating expenses attributable to Class A shares to 1.75% of average daily net assets. Expenses attributable to the Class B and Class C shares will be limited to 2.65% through December 31, 2006. This expense limitation agreement for the combined fund may be eliminated as to Class A shares in December 2008 and as to Class B and Class C shares in December 2006, and thereafter at any time in the future. In conjunction with the reorganization, a voluntary expense limitation applicable to your fund's Class A shares to 1.25% of average daily net assets attributable to Class A shares will be discontinued. The elimination of this voluntary limitation will result in the net expenses of Class A, Class B and Class C shares, after giving effect to both voluntary and contractual expense limitations, being higher after the reorganization than the historical net expense ratios of Europe Select Fund. However, the decision to eliminate the voluntary limitation will be implemented regardless of whether the reorganization is approved. In the case of Class C shares, even with the termination of the voluntary expense limitation, the expenses, net of the contractual limitation, are estimated to be higher after the reorganization than the historical net expenses attributable to Class C shares. Because the combined fund will be larger, its gross expenses per share are anticipated to be much lower than your fund's gross expenses.

                                YOUR VOTE MATTERS

     After careful consideration, your fund's trustees have unanimously approved the reorganization of Europe Select Fund into Europe Fund. The enclosed combined prospectus/ proxy statement contains further explanation and important details about the reorganization, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on June 24, 2005.

     Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone; via mail by returning the enclosed voting card; or via the Internet. Please refer to the enclosed proxy card and instruction letter for information about voting by telephone or via the Internet. If you have any questions or need additional information, please contact a Pioneer Customer Service Representative at 1-800-622-3265 between 9:00 A.M. and 5:00 P.M. Boston time. I thank you for your prompt vote on this matter.


                                         Sincerely,


                                         /s/ Osbert Hood
                                         Osbert Hood


                                         President and Chief Executive Officer
                                         Pioneer Investment Management, Inc.

                           PIONEER EUROPE SELECT FUND


                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           SCHEDULED FOR JUNE 21, 2005

     This is the formal agenda for your fund's shareholder meeting (the "meeting"). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

     A special shareholder meeting for the fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on June 21, 2005, at 2:00 p.m., Boston time, to consider the following:

     1. A proposal to approve an Agreement and Plan of Reorganization between Pioneer Europe Select Fund ("your fund" or "Europe Select Fund") and Pioneer Europe Fund ("Europe Fund"). Under this agreement, your fund would transfer all of its assets to Europe Fund in exchange for Class A, B and C shares of Europe Fund. Class A, B and C shares of Europe Fund will be distributed to your fund's shareholders in proportion to their Class A, B and C holdings on the reorganization date. Europe Fund would also assume your fund's liabilities. In conjunction with the reorganization, Europe Fund would be renamed "Pioneer Europe Select Equity Fund" and would change its investment policies to make them identical to your fund's current policies. Although Europe Fund would be the legal successor of the reorganization, the combined fund would retain the historical investment performance of your fund. Your fund will then be dissolved.

     2.   Any other business that may properly come before the meeting.


YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on March 24, 2005 are entitled to vote at the meeting and any related follow-up meetings.


                                             By Order of the Board of Trustees,


                                             Dorothy E. Bourassa, Secretary

Boston, Massachusetts
May 13, 2005


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                               PROXY STATEMENT OF
                           PIONEER EUROPE SELECT FUND

                                 PROSPECTUS FOR
                     CLASS A, CLASS B AND CLASS C SHARES OF
                               PIONEER EUROPE FUND

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

     This combined prospectus/proxy statement contains the information you should know before voting on the proposed reorganization of your fund into Europe Fund. Please read it carefully and retain it for future reference.


How the Reorganization Will Work

     o Your fund will transfer all of its assets to Europe Fund. Europe Fund will assume your fund's liabilities.

     o Europe Fund will issue Class A, Class B and Class C shares to your fund in amounts equal to the value of your fund's net assets attributable to its Class A, Class B and Class C shares, respectively. These shares will be distributed to each shareholder of your fund in proportion to their holdings of the respective class of shares on the reorganization date.

     o Your fund will be dissolved following the closing of the reorganization.

     o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to Europe Fund, your fund or the shareholders of your fund.

     o In conjunction with the reorganization, Europe Fund will revise its investment policies with the result that its investment objective and policies will be substantially the same as your fund's investment objective and policies, and the portfolio management team will be the same as your fund's. As a result, although Europe Fund will legally be the surviving entity in the reorganization, your fund will be the accounting survivor and the continuing fund will inherit your fund's financial and performance record. Following the adoption of the same investment policies as your fund, Europe Fund will be repositioning its portfolio and is likely to dispose of a significant portion of current portfolio positions reflecting both the different portfolio manager and the change from a diversified to more focused portfolio. Europe Fund will dispose of those portfolio positions that it determines are not in accordance with your fund's investment policies and strategies.

Why Your Fund's Trustees Recommend the Reorganization

     The trustees of your fund believe that reorganizing your fund into another fund that will have substantially similar investment policies and greater assets offer you potential benefits. These potential benefits and considerations include:

     o The opportunity to be part of a fund with substantially greater assets that may be better positioned in the market to further increase asset size and achieve economies of scale. Economies of scale have potential benefits to the combined fund in two ways. First, a larger fund, which trades in larger blocks of stock, will be able to hold larger positions in individual securities and, consequently, have an enhanced ability to achieve better net prices on securities trades. Each fund has a breakpoint in its management fee at an asset level of $300 million and above. The trustees concluded that a combined fund is more likely to attain asset levels that benefit from these breakpoints. In addition, each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combination of the funds resulting from the reorganization may spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your fund would achieve separately; and

     o Continuity of portfolio management, investment policies and historical investment performance, and a substantially similar portfolio composition.

     Therefore, your fund's trustees recommend that you vote FOR the reorganization.

     Shares of Europe Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     Shares of Europe Fund have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                         EUROPE FUND/EUROPE SELECT FUND

Where to Get More Information
----------------------------------------------------------------------------------------------------------------------------
 Europe Fund's annual report to shareholders dated October 31, 2004.    Each of the documents listed to the left are on file
                                                                        with the SEC and available at no charge by calling our
                                                                        toll-free number: 1-800-622-3265.
 ---------------------------------------------------------------------------------------------------------------------------
 Your fund's annual report to shareholders dated August 31, 2004 and semiannual report to shareholders dated February 28, 2005.
----------------------------------------------------------------------
 Europe Fund's most recent prospectus dated March 1, 2005 and any applicable supplements.
----------------------------------------------------------------------------------------------------------------------------
 Your fund's most recent prospectus dated December 3, 2004 and any applicable supplements.
----------------------------------------------------------------------------------------------------------------------------
 Europe Fund's multiclass statement of additional information dated
 March 1, 2005. It contains additional information about Europe Fund.
----------------------------------------------------------------------------------------------------------------------------
 Your fund's multiclass statement of additional information dated
 December 3, 2004. It contains additional information about your fund.
----------------------------------------------------------------------------------------------------------------------------
 To ask questions about this combined prospectus/proxy statement.       Call our toll-free telephone number: 1-800-622-3265.
----------------------------------------------------------------------------------------------------------------------------

      The date of this combined prospectus/proxy statement is May 13, 2005.

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
INTRODUCTION ..................................................................      4
SUMMARY .......................................................................      4
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION ..................     15
CAPITALIZATION ................................................................     18
BOARD'S EVALUATION AND RECOMMENDATION .........................................     18
VOTING RIGHTS AND REQUIRED VOTE ...............................................     18
COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST .......     19
INFORMATION CONCERNING THE MEETING ............................................     31
OWNERSHIP OF SHARES OF THE FUNDS ..............................................     32
EXPERTS .......................................................................     33
AVAILABLE INFORMATION .........................................................     33
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION .....................    A-1
EXHIBIT B -- TAX REPRESENTATION CERTIFICATE OF PIONEER EUROPE FUND ............    B-1
EXHIBIT C -- TAX REPRESENTATION CERTIFICATE OF PIONEER EUROPE SELECT FUND .....    C-1
EXHIBIT D -- PORTFOLIO MANAGEMENT DISCUSSION OF PERFORMANCE ...................    D-1

                                  INTRODUCTION

     This combined prospectus/proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders (the "meeting") of your fund. This meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 on June 21, 2005 at 2:00 p.m., Boston time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization (the "Agreement"), a form of which is attached hereto as Exhibit A, providing for the reorganization of your fund into Europe Fund. This combined prospectus/proxy statement is being mailed to your fund's shareholders on or about May 13, 2005.

     This combined prospectus/proxy statement includes information about the proposal, including a comparison summary. You should read the entire prospectus/proxy statement carefully, including Exhibit A, Exhibit B, Exhibit C and Exhibit D, because the exhibits are part of the prospectus/proxy statement and contain details that are not in the summary. A Statement of Additional Information, dated May 13, 2005, includes additional information regarding the Europe Fund and Europe Select Fund and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information by calling 1-800-622-3265.

Who is Eligible to Vote?

     Shareholders of record on March 24, 2005 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

     The following is a summary of more complete information appearing later in this combined prospectus/proxy statement and prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement attached as Exhibit A. The trustees of Europe Fund have approved certain changes in Europe Fund's investment policies to be substantially identical with your fund's investment policies. The following table assumes those changes to policy have not been implemented.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Europe Fund.

                 Comparison of Europe Select Fund to Europe Fund

                                        Europe Select Fund                           Europe Fund
----------------------------------------------------------------------------------------------------------
 Business                 A diversified open-end management investment   A diversified open-end management
                          company organized as a Delaware statutory      investment company organized as a
                          trust.                                         Massachusetts business trust.
----------------------------------------------------------------------------------------------------------
 Net assets, as of        $13,471,645                                    $191,319,555
 March 31, 2005
----------------------------------------------------------------------------------------------------------
 Investment adviser and   Pioneer Investment Management, Inc. ("Pioneer"), the funds' investment adviser,
 portfolio managers       selects the funds' investments and oversees the funds' operations.
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                    Europe Select Fund                                    Europe Fund
-------------------------------------------------------------------------------------------------------------------------------
                        Day-to-day management of the fund's portfolio      Day-to-day management of the fund's
                        is the responsibility Andrew Arbuthnott.           portfolio is the responsibility of Stan Pearson.
                        Mr. Arbuthnott is supported by a team of           Mr. Pearson is supported by a team of
                        portfolio managers and analysts. Members of        portfolio managers and analysts. Members
                        this team, which is based in Dublin, manage        of this team manage other Pioneer funds
                        other Pioneer funds investing primarily in         investing primarily in European securities. The
                        European securities. The portfolio manager and     portfolio manager and the team, which are
                        the team also may draw upon the research and       based in Dublin, also may draw upon the
                        investment management expertise of the global      research and investment management
                        research team, which provides fundamental          expertise of the global research team, which
                        research on companies and buy and sell             provides fundamental research on companies
                        recommendations on equity securities, and          and buy and sell recommendations on equity
                        includes members from Pioneer's affiliate,         securities, and includes members from
                        Pioneer Investment Management Limited              Pioneer's affiliate, Pioneer Investment
                        (PIML). Mr. Arbuthnott, a vice president, joined   Management Limited (PIML). Mr. Pearson,
                        PIML (formerly known as Europlus Investment        Head of Equity (Dublin), joined PIML (formerly
                        Management & Research Ltd.) as a portfolio         known as Europlus Investment Management
                        manager in 1999.                                   & Research Ltd.) as a portfolio manager
                                                                           in 1998.
                                                                           Mr. Arbuthnott, the current portfolio
                                                                           manager of Europe Select Fund, will serve
                                                                           as portfolio manager of Europe Fund after
                                                                           the reorganization.
-------------------------------------------------------------------------------------------------------------------------------
 Investment objective   Capital growth.                                    Long-term growth of capital.
                        -------------------------------------------------------------------------------------------------------
                        This objective is fundamental. Following the reorganization, Europe Fund would retain the objective of long-term growth of capital.
-------------------------------------------------------------------------------------------------------------------------------
 Primary investments    Normally, each fund invests at least 80% of its total assets in equity securities of European issuers.
                        A European issuer:
                        o  Is organized and has a principal business office in a European country; or
                        o  Derives at least 50% of its total revenue from business transacted in Europe

                        Each fund may purchase and sell forward foreign currency exchange contracts in connection with its investments.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                      Europe Select Fund                                    Europe Fund
-------------------------------------------------------------------------------------------------------------------------------
                         The fund's principal focus is on European           For purposes of the fund's investment
                         companies that exhibit strong growth                policies, equity investments include common
                         characteristics and are considered to be leaders    stocks, convertible debt and securities with
                         in their sector or industry. The fund generally     common stock characteristics such as
                         focuses on mid- and large-capitalization            preferred stocks, rights, depositary receipts
                         European issuers. Equity securities include         and warrants.
                         common stocks, convertible debt and other
                         equity instruments, such as depositary receipts,    The fund may invest in the securities of
                         warrants, rights and preferred stocks.              companies domiciled in any European country,
                                                                             including but not limited to Austria, Belgium,
                         The fund may invest in the securities of            Denmark, Finland, France, Germany, Italy,
                         companies domiciled in any European country.        Ireland, the Netherlands, Norway, Portugal,
                         European countries are those countries located      Spain, Sweden, Switzerland and the
                         west of the Urals, including but not limited to     United Kingdom.
                         Austria, Belgium, Bulgaria, the Czech Republic,
                         Denmark, Finland, France, Germany, Greece,
                         Hungary, Ireland, Italy, the Netherlands,
                         Norway, Poland, Portugal, Spain, Sweden,
                         Switzerland and the United Kingdom.
-------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   The fund uses a "growth" style of management        The fund uses a "growth at a reasonable
                         and seeks to invest in companies with above         price" style of management. The fund seeks
                         average potential for earnings and revenue          to invest in companies with above average
                         growth. The fund invests in a relatively focused    potential for earnings and revenue growth
                         portfolio and normally holds fewer than             that are also trading at attractive market
                         40 positions.                                       valuations.

                         To select stocks, Pioneer employs due               The fund invests in a diversified portfolio and
                         diligence and fundamental research, an              normally holds approximately 70 portfolio
                         evaluation of the issuer based on its financial     positions. However, if the reorganization is
                         statements and operations. Pioneer relies on        completed the fund will adopt Europe Select
                         the knowledge, experience and judgment of           Fund's focused approach.
                         its staff and the staff of its affiliates who have
                         access to a wide variety of research. Pioneer       To select stocks, Pioneer employs due
                         focuses on the quality and price of individual      diligence and fundamental research, an
                         issuers and economic sector analysis, not on        evaluation of the issuer based on its financial
                         market-timing strategies. Factors Pioneer looks     statements and operations, employing a
                         for in selecting investments include:               bottom-up analytic style. Pioneer relies on the
                         o Market leadership in a company's primary          knowledge, experience and judgment of its
                           products or services                              staff who have access to a wide variety of
                         o Issuer has strong growth characteristics          research. Factors Pioneer looks for in
                           relative to its competitors                       selecting investments include:
                         o Favorable expected returns relative to            o  Favorable expected returns relative to
                           perceived risk                                       perceived risk
                                                                             o  Low market valuations relative to earnings
                                                                                forecast, book value, cash flow and sales
                                                                             o  Issuer's industry has strong fundamentals,
                                                                                such as increasing or sustainable demand
                                                                                and barriers to entry Increasing earnings
                                                                                forecast
-------------------------------------------------------------------------------------------------------------------------------
                         Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                     Europe Select Fund                                 Europe Fund
-------------------------------------------------------------------------------------------------------------------------------
 Other investments     The fund may invest up to 20% of its total       The fund may invest up to 10% of its total
                       assets in securities of European issuers         assets in securities of European issuers
                       domiciled in Eastern European nations or         domiciled in Eastern European nations or
                       emerging European markets.                       emerging European markets, and which trade
                                                                        on recognized European exchanges.
-------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   Normally, each fund invests substantially all of its assets to meet its investment objective. Each
 strategies            fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. Each fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
-------------------------------------------------------------------------------------------------------------------------------
 Diversification       Each fund is diversified, which means that, with respect to 75% of total assets, the fund cannot invest (i) more than 5% of total assets in securities of a single issuer or (ii) in securities representing more than 10% of the outstanding voting securities of an issuer.
-------------------------------------------------------------------------------------------------------------------------------
 Debt securities       The fund may invest up to 20% of its total       The fund may invest up to 20% of its total
                       assets in debt securities of U.S. or non-U.S.    assets in debt securities of corporate and
                       corporate and government issuers. Generally      government issuers with less than 12 months
                       the fund acquires debt securities that are       to maturity. Generally the fund acquires debt
                       investment grade, but the fund may invest up     securities that are investment grade, but the
                       to 5% of its net assets in below investment      fund may invest up to 5% of its net assets in
                       grade debt securities, including convertible     below investment grade convertible debt
                       debt. The fund invests in debt securities when   securities issued by both European and non
                       Pioneer believes they are consistent with the    European issuers. The fund invests in debt
                       fund's investment objective by offering the      securities when Pioneer believes they are
                       potential for capital appreciation or for        consistent with the fund's investment objective
                       greater liquidity.                               of long-term capital growth, to diversify the
                                                                        portfolio or for greater liquidity.
-------------------------------------------------------------------------------------------------------------------------------
 Short-term trading    Neither fund usually trades for short-term profits. A fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria.
-------------------------------------------------------------------------------------------------------------------------------
 Derivatives           Each fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
                       o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
                       o As a substitute for purchasing or selling securities
                       o To increase the fund's return as a non-hedging strategy that may be considered speculative
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                               Classes of Shares
------------------------------------------------------------------------------------------------------------
                                       Europe Select Fund                      Europe Fund
------------------------------------------------------------------------------------------------------------
 Class A sales charges and   The Class A shares of both funds have the same characteristics and fee
 12b-1 fees                  structure.
                             o  Class A shares are offered with initial sales charges up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from Pioneer Funds Distributor, Inc. ("PFD"), the funds' distributor, of up to 5% declining as the size of your investment increases.
                             o  There are no contingent deferred sales charges, except in certain circumstances when the initial sales charge is waived.
                             o  Class A shares are subject to distribution and service (12b-1) fees of up to 0.25% of average daily net assets.
                             o  Ordinary operating expenses of the combined fund are limited to 1.75% until
                                December 31, 2008. Ordinary operating expenses attributable to Class A shares for your fund's most recent fiscal year were limited to 1.25%.
------------------------------------------------------------------------------------------------------------
 Class B sales charges and   The Class B shares of both funds have the same characteristics and fee
 12b-1 fees                  structure.
                             o  Class B shares are offered without an initial sales charge, but are subject to contingent deferred sales charges of up to 4% if you sell your shares.
                                The charge is reduced over time and is not charged after five years. Your investment firm may receive a commission from PFD, the funds' distributor, at the time of your purchase of up to 4%.
                             o  Class B shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets.
                             o  Ordinary operating expenses of the combined fund are limited to 2.65% until
                                December 31, 2006. Ordinary operating expenses attributable to Class B shares for your fund's most recent fiscal year were limited to 2.17%.
                             Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charge in effect at the time you purchased those shares.
------------------------------------------------------------------------------------------------------------
 Class C sales charges and   The Class C shares of both funds have the same characteristics and fee
 12b-1 fees                  structure.
                             o  Class C shares are offered without an initial sales charge.
                             o  Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from PFD at the time of your purchase of up to 1%.
                             o  Ordinary operating expenses of the combined fund are limited to 2.65% until
                                December 31, 2006. Ordinary operating expenses attributable to Class C shares for your fund's most recent fiscal year were limited to 1.72%.
                             o  Class C shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets.
------------------------------------------------------------------------------------------------------------
 Distribution and service    o  These fees are paid out of a fund's assets on an ongoing basis. Over time
 (12b-1) fees                   these fees will increase the cost of investments and may cost more than other types of sales charges.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                         Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------
                          Europe Select Fund                          Europe Fund
------------------------------------------------------------------------------------------------------------
 Buying shares   You may buy shares from any investment firm that has a sales agreement with PFD, the fund's distributor. You can buy shares at the offering price. You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund.

                 If you have an existing non-retirement account, you may purchase shares of the fund by telephone or online. Certain IRAs also may use the telephone purchase privilege.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                               Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------
Minimum initial     Your initial investment must be at least $1,000. Additional investments
investment          must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.
------------------------------------------------------------------------------------------------------------
Exchanging shares   You may exchange your shares for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred shares charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

                    You will be assessed a redemption fee (payable to the fund) of 2% if you redeem fund shares within 30 days of investing in the fund.

                    After you establish an eligible fund account, you can exchange fund shares by telephone or online.
------------------------------------------------------------------------------------------------------------
 Selling shares     Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

                    You will be assessed a redemption fee (payable to the fund) of 2% if you redeem fund shares within 30 days of investing in the fund.

                    If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by telephone or online. You may sell fund shares held in a retirement plan account by telephone only if your account is an eligible IRA
                    (tax penalties may apply).
------------------------------------------------------------------------------------------------------------

 Net asset value    Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The funds calculate a net asset value for each class of shares every day the New York
                    Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).
                    --------------------------------------------------------------------------------
                    You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge.
                    When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.
------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each fund has substantially similar investment objective, investment policies and strategies, the funds are subject to the same principal risks. The combined fund would have a portfolio management team, investment objective, investment policies and strategies identical to those of your fund. You could lose money on your investment in the funds or not make as much as if you invested elsewhere if:

     o European stock markets go down or perform poorly relative to U.S. markets (this risk may be greater in the short term);

     o Securities of European issuers or growth stocks fall out of favor with investors;

     o    Mid- to large-capitalization stocks fall out of favor with investors;
          or

     o The fund's investments do not have the growth potential originally expected.

     Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the fund invests a significant portion of its investments in one European region. These risks may include:

     o Less information about some European issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

     o Many European markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable;

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments;

     o The economies of European countries may grow at slower rates than expected or may experience a downturn or recession; and

     o Economic and Monetary Union (EMU) and the single European currency may increase the volatility of European markets.

     At times, more than 25% of the fund's assets may be invested in the same market segment, such as financials or technology. To the extent the fund emphasizes investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund. Europe Select Fund generally invests in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Other Consequences of the Reorganization

The Funds' Fees and Expenses

     Shareholders of both funds pay various fees and expenses, either directly or indirectly. Your fund and Europe Fund each pay monthly management fees equal to the following annual percentages of average daily net assets:

-------------------------------------------------------------------------------
 Fund Asset Breakpoints                         Management Fee
-------------------------------------------------------------------------------
 Up to $300 million                         1.00%
-------------------------------------------------------------------------------
 Next $200 million                          0.85%
-------------------------------------------------------------------------------
 Over $500 million                          0.75%
-------------------------------------------------------------------------------

     The annual management fee rate payable by Europe Fund is the same as the rate paid by your fund. Both funds also pay Rule 12b-1 fees at the same rate for each share class. As discussed below, the estimated ("pro forma") expenses attributable to Class A shares of the combined fund after the contractual expense limitation would be 1.75% of average daily net assets, which is your fund's current contractual expense limitation for Class A shares (with the Class B and Class C shares' expenses reduced to the extent of any Class A shares reduction of management fee or other fund-wide expenses pursuant to the Class A shares limitation). Since June 2003, Pioneer has been voluntarily limiting your fund expenses further, to 1.25% for Class A shares. Pioneer has discontinued the voluntary 1.25% limitation but would continue the contractual 1.75% limitation (Class A shares) after the reorganization until December 31, 2008. The pro forma gross expenses of the combined fund would be substantially lower than your fund's current gross expenses.

     The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended February 28, 2005 and (ii) for Europe Fund, the expenses of Europe Fund for the twelve-month period ended October 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the reorganization occurred on February 28, 2005.

                                        Europe                 Combined
                                        Select      Europe       Fund      Europe Select
                                         Fund        Fund     (Pro Forma        Fund
                                       (for the    (for the     for the       (for the
                                      12 months   12 months    12 months     12 months
                                        ended       ended        ended         ended
                                       2/28/05)   10/31/04)    2/28/05)       2/28/05)
                                     ----------- ----------- ------------ ---------------
Shareholder transaction fees (paid
 directly from your investment)         Class A     Class A     Class A      Class B

Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price                            5.75%       5.75%       5.75%        None

Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you
 sell shares, whichever is less            None(1)     None(1)     None(1)         4%

Redemption fee as a percentage of
 amount redeemed, if applicable               2%(2)       2%(2)       2%(2)        2%(2)

Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets          Class A     Class A     Class A      Class B

Management Fee                             1.00%       1.00%       1.00%        1.00%

Distribution and Service (12b-1) Fee       0.25%       0.25%       0.25%        1.00%

Other Expenses(5)                          4.63%       0.58%       0.58%        5.00%

Total Annual Fund Operating Expenses*      5.88%       1.83%       1.83%        7.00%
--------------------------------------- -------     -------     --------     -------
Less: Fee Waiver and Expense
 Limitation                                4.13%        N/A        0.08%        4.18%

Net Expenses                               1.75%(4)    1.83%       1.75%(3)     2.82%(4)

                                                      Combined      Europe                 Combined
                                           Europe       Fund        Select      Europe       Fund
                                            Fund     (Pro Forma      Fund        Fund     (Pro Forma
                                          (for the     for the     (for the    (for the    for the
                                         12 months    12 months   12 months   12 months   12 months
                                           ended        ended       ended       ended       ended
                                         10/31/04)    2/28/05)     2/28/05)   10/31/04)    2/28/05)
                                        ----------- ------------ ----------- ----------- -------------
Shareholder transaction fees (paid
 directly from your investment)         Class B     Class B      Class C     Class C     Class C

Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price                            None        None         None        None        None

Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you
 sell shares, whichever is less               4%          4%           1%          1%          1%

Redemption fee as a percentage of
 amount redeemed, if applicable               2%(2)       2%(2)        2%(2)       2%(2)       2%(2)

Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets          Class B     Class B      Class C     Class C     Class C

Management Fee                             1.00%        1.00%       1.00%       1.00%       1.00%

Distribution and Service (12b-1) Fee       1.00%        1.00%       1.00%       1.00%       1.00%

Other Expenses5                            0.82%        0.80%       4.68%       0.77%       0.71%

Total Annual Fund Operating Expenses*      2.82%        2.80%       6.68%       2.77%       2.71%
------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense
 Limitation                                 N/A        0.15%       4.15%(2)      N/A        0.06%

Net Expenses                               2.82%       2.65%(3)    2.53%(4)     2.77%       2.65%(3)

1 Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.
2 You will be assessed a redemption fee (payable to the fund) of 2% if you redeem fund shares within 30 days of investing in the fund.
3 The expenses in the table above reflect the expense limitation in effect through December 31, 2008, in the case of Class A shares, and December 31, 2006, in the case of Class B and Class C shares, under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 1.75% of the average daily net assets attributable to Class A shares. Expenses attributable to Class B shares and Class C shares will be limited to 2.65% and 2.65%, respectively. There can be no assurance that Pioneer will extend the expense limitations in the future.
4 In addition to the 1.75% contractual limitation applicable to Class A shares, since June 2003, Pioneer has voluntarily further limited the expenses attributable to Class A shares to 1.25% of average daily net assets. In conjunction with the reorganization, this voluntary expense limitation to 1.25% of average daily net assets attributable to Class A shares will be discontinued. The elimination of this voluntary limitation will result in the net expenses of Class A, Class B and Class C shares, after giving effect to both voluntary and contractual expense limitations, being higher after the reorganization than the historical expense ratios of Europe Select Fund. However, the decision to eliminate the voluntary limitation will be implemented regardless of whether the reorganization is approved. Based upon contractual and voluntary limitations alone, the net expenses of Europe Select Fund would be 1.25% of net assets attributable to Class A shares, 2.23% of net assets attributable to Class B shares and 1.92% of net assets attributable to Class C shares.
5 Other expenses for Europe Fund are based upon the expenses for the most recent fiscal year. If the above table was based upon information as of February 28, 2005, other expenses for Europe Fund are estimated to be lower than reflected above.
* Total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical examples below help you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's gross operating expenses remain the same and (e) the expense limitation for your fund is in effect for year one. Pro forma expenses are included assuming a reorganization with your fund and Europe Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------
   Number of years                                        Combined Fund
 you own your shares   Europe Select Fund   Europe Fund    (Pro Forma)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
 Year 1                      $  743            $  750        $  743
--------------------------------------------------------------------------------
 Year 3                      $1,877            $1,117        $1,110
--------------------------------------------------------------------------------
 Year 5                      $2,991            $1,508        $1,501
--------------------------------------------------------------------------------
 Year 10                     $5,693            $2,599        $2,593
--------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------
 Year 1                      $  685            $  685        $  668
--------------------------------------------------------------------------------
 Year 3                      $1,982            $1,174        $1,154
--------------------------------------------------------------------------------
 Year 5                      $3,128            $1,589        $1,560
--------------------------------------------------------------------------------
 Year 10                     $5,988            $2,911        $2,885
--------------------------------------------------------------------------------
 Class B -- assuming no redemption
--------------------------------------------------------------------------------
 Year 1                      $  285            $  285        $  268
--------------------------------------------------------------------------------
 Year 3                      $1,687            $  874        $  854
--------------------------------------------------------------------------------
 Year 5                      $3,034            $1,489        $1,466
--------------------------------------------------------------------------------
 Year 10                     $5,988            $2,911        $2,885
--------------------------------------------------------------------------------
 Class C -- assuming redemption at end of period
--------------------------------------------------------------------------------
 Year 1                      $  356            $  380        $  368
--------------------------------------------------------------------------------
 Year 3                      $1,602            $  859        $  836
--------------------------------------------------------------------------------
 Year 5                      $2,903            $1,464        $1,429
--------------------------------------------------------------------------------
 Year 10                     $5,970            $3,099        $3,037
--------------------------------------------------------------------------------
 Class C -- assuming no redemption
--------------------------------------------------------------------------------
 Year 1                      $  256            $  280        $  268
--------------------------------------------------------------------------------
 Year 3                      $1,602            $  859        $  836
--------------------------------------------------------------------------------
 Year 5                      $2,903            $1,464        $1,429
--------------------------------------------------------------------------------
 Year 10                     $5,970            $3,099        $3,037
--------------------------------------------------------------------------------

Comparison of Fund Performance

     Set forth below is performance information for each fund. The following performance information indicates some of the risks of investing in each fund. The bar charts show how each fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after sales taxes) for each fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results. You should note that the investment policies and management team of the combined fund after the reorganization will be the same as your fund's investment policies and management team. Consequently, the historical performance of your fund relative to its benchmark may be more indicative of how the combined fund will perform in the future than Europe Fund's historical performance.


                   Europe Fund's Annual Return Class A shares
                            (Year ended December 31)

'95                             21.48
'96                             26.97
'97                             21.37
'98                             20.82
'99                             25.16
'00                            -18.43
'01                            -22.02
'02                            -19.71
'03                             32.26
'04                             18.17

     Europe Fund's year-to-date return as of December 31, 2004 for Class A shares was 18.17%. During the period shown in the bar chart, the fund's highest quarterly return was 29.06% for the quarter ended 12/31/1999 and the lowest quarterly return was -23.69% for the quarter ended 9/30/2002.


               Europe Select Fund's Annual Return Class A shares
                           (Year ended December 31)

'01                            -15.89
'02                             -6.50
'03                             38.02
'04                             22.41

     Europe Select Fund's year-to-date return as of December 31, 2004 for Class A shares was 22.41%. During the period shown in the bar chart, the fund's highest quarterly return was 21.18% for the quarter ended 12/31/2003 and the lowest quarterly return was -21.28% for the quarter ended 9/30/02. The Fund commenced operations on December 29, 2000.

              Average Annual Total Return (as of December 31, 2004)

                                                                                                        10 Years
                                                                                                      (or life of
                                                                           1 Year        5 Years      Class/Fund*)
--------------------------------------------------------------------------------------------------------------------
 Europe Fund
--------------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes(2)                                                 11.37%        -5.54%            7.84%
--------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions(1)                                 11.33%        -5.56%            7.07%
--------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of Fund Shares(1)          7.39%        -4.63%            6.50%
--------------------------------------------------------------------------------------------------------------------
 Class B -- Before Taxes                                                    12.99%        -5.36%            7.54%
--------------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes                                                    17.16%        -5.30%            6.01%*
--------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International (MSCI) Europe Index
  (reflects no deduction for taxes)(3)                                      21.39%         0.42%           10.93%
--------------------------------------------------------------------------------------------------------------------
 Europe Select Fund
--------------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes(2)                                                 15.34%          N/A             5.78%*
--------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distribution(1)                                  14.68%          N/A             5.46%*
--------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and
      Sale of Fund Shares(1)                                                10.42%          N/A             4.83%*
--------------------------------------------------------------------------------------------------------------------
 Class B -- Before Taxes                                                    17.36%          N/A             6.24%*
--------------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes                                                    21.81%          N/A             6.81%*
--------------------------------------------------------------------------------------------------------------------
 MSCI Europe Index (reflects no deduction for taxes)(3)                     21.39%         0.42%           11.18%
--------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.
(2) "Class A -- Before Taxes" reflects the performance of Class A shares not including any deduction for taxes or sales charges.
(3) The MSCI Europe Index is the Morgan Stanley Capital International Europe Index, which is a capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far East) Index. Unlike the funds, the index is not managed and does not incur expenses.
* Europe Fund Class C shares' inception was on January 31, 1996. Europe Select Fund's inception was on December 29, 2000. The corresponding MSCI Europe Index return for periods since these dates were 9.76% and 11.18%, respectively.
The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

          PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

o The reorganization is scheduled to occur at the close of business at 5:00 P.M. on June 24, 2005, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Europe Fund and Europe Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Europe Fund's portfolio. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the reorganization date.

o Europe Fund will issue to your fund Class A shares in an amount equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will become Class A shareholders of Europe Fund.

o Europe Fund will issue to your fund Class B shares in an amount equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will become Class B shareholders of Europe Fund.

o Europe Fund will issue to your fund Class C shares in an amount equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of your fund will become Class C shareholders of Europe Fund.

o Europe Fund's Class Y and Class R shares will continue to be offered after the reorganization.

o    After the shares are issued, your fund will be dissolved.

o In conjunction with the reorganization, Europe Fund will revise its investment policies with the result that its investment policies will be substantially the same as your fund's investment policies and the portfolio management team will be the same as your fund's. As a result, although Europe Fund will legally be the surviving entity in the reorganization, your fund will be the accounting survivor and the continuing fund will inherit your fund's financial and performance record. Following the adoption of the same investment policies as your fund, Europe Fund will be repositioning its portfolio and is likely to dispose of a significant portion of current portfolio positions reflecting both the different portfolio manager and the change from a diversified to a focused portfolio. Europe Fund will dispose of those portfolio positions that it determines are not in accordance with your fund's investment policies. Europe Fund is likely to incur a significant amount of transaction costs in connection with the repositioning of its portfolio and realize unrealized appreciation, which will reduce in part Europe Fund's capital loss carryforwards. However, because of these capital loss carryforwards, shareholders of Europe Fund are not expected to receive a taxable distribution as a result of the repositioning. However, no guarantee can be provided that the repositioning will not result in some taxable gain to your fund's shareholders. The cost of disposing those portfolio positions is estimated to be $130,000 ($0.019 per share) of the surviving fund.

Agreement and Plan of Reorganization

     The shareholders of your fund are being asked to approve the Agreement, the form of which is attached to this proxy statement as Exhibit A and incorporated herein by this reference. The material provisions of the Agreement are described below. The description of the Agreement contained herein, including all the material provisions of the Agreement, is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

     The trustees of your fund believe that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The trustees considered the following matters, among others, in approving the proposal.

     First, after the reorganization, the combined fund will have an asset size substantially larger than that of your fund, which may allow the combined fund to achieve significant economies of scale in investments or expenses.

     Second, the combined fund will be named "Pioneer Europe Select Equity Fund" and will have the same investment policies and strategies as your fund, the same portfolio management team, and a substantially similar portfolio composition to that of your fund.

     Third, your fund will be the accounting successor of the reorganization, which means that the combined fund will inherit your fund's performance record, which is better, although briefer, than that of Europe Fund. This record is as a result of your fund's investment approach and portfolio management team. Of course, past performance does not predict future results.

     Fourth, no increase in management fee (as a percentage of average daily net assets) is expected as a result of the reorganization. Since June 2003, Pioneer has voluntarily reduced the expenses paid by your fund from the contractual limitation of 1.75% to 1.25% of average daily net assets attributable to Class A shares. After the reorganization, Pioneer will discontinue the voluntary 1.25% expense limitation but will continue the limitation of 1.75% attributable to Class A shares for the combined fund through December 2008. Expenses attributable to Class B and Class C shares will be limited to 2.65% and 2.65% of their average daily net assets, respectively, through December 2006. Any contingent deferred sales charges applicable to shares of your fund outstanding at the time of the reorganization will continue to apply to Europe Fund shares received by shareholders of your fund in the reorganization.

     Fifth, the pro forma gross expenses of the combined fund will be substantially lower than your fund's current gross expenses. However, the elimination of the 1.25% voluntary limitation applicable to Europe Select Fund's Class A shares will result in the net expenses of Class A, Class B and Class C shares of the fund continuing after the reorganization, after giving effect to both voluntary and contractual expense limitations, being estimated to be higher than the historical expense ratios of Europe Select Fund. However, the decision to eliminate the voluntary limitation will be implemented regardless of whether the reorganization is approved. The expenses, net of the contractual limitation, attributable to Class C shares are estimated to be higher after the reorganization (2.65%) than the historical net expenses attributable to Class C shares (2.53%). The expenses, net of the contractual limitation, attributable to Class A and Class B shares after the reorganization are estimated to be the same or lower than the historical net expenses attributable to Class A and Class B shares.

     Sixth, shareholders of your fund have the potential to benefit from capital loss carryforwards of Europe Fund. As of March 31, 2005, your fund did not have any capital loss carryforwards, Europe Fund had estimated capital loss carryforwards of $45,570,925. On that same date, the portfolio positions that are currently anticipated to be sold in restructuring the fund's portfolio represented unrealized gains of approximately $17,202,704. To the extent that Europe Fund uses these capital loss carryforwards to offset gain after the reorganization, shareholders of your fund will share in that benefit with other shareholders of Europe Fund.

     Seventh, the board of your fund was advised that the closing of the reorganization would be conditioned upon the delivery of an opinion of counsel to your fund described below under "Tax Status of the Reorganization."

     The boards of both funds considered that Pioneer will pay all of the expenses of the funds associated with the preparation, printing and mailing of any shareholder communications, including this combined prospectus/proxy statement, and any filings with the SEC and other governmental agencies in connection with the reorganization.

     The boards of both funds considered that the funds' investment adviser and principal distributor will benefit from the reorganization. Because your fund will be the accounting successor of the reorganization and the combined fund will assume your fund's performance record, Pioneer expects to be able to increase the combined fund's assets at a faster rate than would otherwise be possible if it continued to offer Europe Fund and your fund separately. Such a growth in asset size will benefit Pioneer by increasing its management fees and accelerating the point at which management of the combined fund is profitable to Pioneer.

     The boards of both funds also considered that the reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.

Tax Status of the Reorganization

     The reorganization is not intended to result in income, gain or loss for U.S. federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the funds, that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Europe Fund as described above or (2) the distribution by your fund of Europe Fund shares to your fund's shareholders;

     o No gain or loss will be recognized by Europe Fund upon the receipt of your fund's assets solely in exchange for the issuance of Europe Fund shares to your fund and the assumption of your fund's liabilities by Europe Fund;

     o The basis of the assets of your fund acquired by Europe Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

     o The tax holding period of the assets of your fund in the hands of Europe Fund will include your fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of shares of your fund solely for Europe Fund shares as part of the reorganization;

     o The basis of Europe Fund shares received by you in the reorganization will be the same as the basis of the shares of your fund you surrender in exchange; and

     o The tax holding period of Europe Fund shares you receive will include the tax holding period of the shares of your fund that you surrender in exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of Europe Fund and your fund. These representations are attached hereto as Exhibit B and Exhibit C.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of the Agreement and Plan of Reorganization

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, on the reorganization date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Europe Fund shares. Europe Fund will not issue share certificates in the reorganization.

     Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Europe Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

     The obligation of Europe Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 8).

     The obligations of your fund and Europe Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code (see Agreement, Section 9.5).

     Termination of Agreement. The board of trustees of your fund or Europe Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) by their mutual agreement at any time before the reorganization date, if the boards believed that proceeding with the reorganization would no longer be advisable.

     Expenses of the Reorganization. Pioneer will pay the expenses of both funds in connection with the reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each fund as of March 31, 2005 and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between March 31, 2005 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

                                     Europe Select        Europe           Pro
                                          Fund             Fund           Forma
                                    ---------------   -------------   -------------
Net Assets (millions) .........               $14           $191             $205
Net Asset Value Per Share
  Class A .....................            $12.78         $30.36           $30.36
  Class B .....................            $12.55         $27.67           $27.67
  Class C .....................            $12.64         $27.64           $27.64
  Class R .....................               N/A         $30.13           $30.13
  Class Y .....................               N/A         $31.23           $31.23
Shares Outstanding
  Class A .....................           571,010      4,258,909        4,499,275
  Class B .....................           230,333      1,666,014        1,770,484
  Class C .....................           259,733        487,943          606,721
  Class R .....................               N/A          1,565            1,565
  Class Y .....................               N/A         77,186           77,186

     It is impossible to predict how many shares of Europe Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Europe Fund shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of your fund or the investment adviser ("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Europe Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Europe Fund and that the interests of Europe Fund's shareholders would not be diluted as a result of the reorganization.

     The trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote. A quorum is required to conduct business at the meeting. With respect to each fund, the presence in person or by proxy of a majority of the shares entitled to cast votes at the meeting will constitute a quorum. Approval of the proposal described above requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

     (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

     (2)  more than 50% of the outstanding shares of the fund.

The table below shows how shares will be treated for the purposes of quorum and voting requirements.

-------------------------------------------------------------------------------------------------------------------------------
             Shares                                   Quorum                                          Voting
-------------------------------------------------------------------------------------------------------------------------------
 In General                       All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                  counted toward a quorum.                         person at the meeting. Shares present by
                                                                                   proxy will be voted in accordance with
                                                                                   instructions.
-------------------------------------------------------------------------------------------------------------------------------
 Signed Proxy with no             Considered "present" at meeting for purposes     Voted "for" the proposal.
 Voting Instruction (other        of quorum.
 than Broker Non-Vote)
-------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the       Considered "present" at meeting for purposes     Broker non-votes do not count as a vote "for"
 underlying holder had not        of quorum.                                       the proposal and effectively result in a vote
 voted and the broker does not                                                     "against" the proposal.
 have discretionary authority to
 vote the shares)
-------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                  Considered "present" at meeting for purposes     Abstentions do not constitute a vote "for"
                                  of quorum.                                       the proposal and effectively result in a vote
                                                                                   "against" the proposal.
-------------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this combined prospectus/proxy statement, and your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                    COMPARISON OF DELAWARE STATUTORY TRUST
                       AND MASSACHUSETTS BUSINESS TRUST

Limitation of Shareholders' and Series' Liability

     Delaware law provides that the shareholders of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as the shareholders of Europe Fund) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability

     Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under Europe Fund's declaration of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

     Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act of 1940, as amended (the "1940 Act"), votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

     Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to Europe Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $47 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The board of trustees of the Pioneer funds is responsible for overseeing the performance of each of Pioneer funds' investment adviser and subadviser and determining whether to approve and renew the fund's investment management agreement and the sub-advisory agreements.

Disclosure of Portfolio Holdings

     Europe Fund's Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

     Generally, Pioneer will make Europe Fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish Europe Fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding Europe Fund's top ten holdings (including the percentage of Europe Fund's assets represented by each security), the percentage breakdown of the Europe Fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

     Pioneer may provide Europe Fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this Registration Statement are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this Registration Statement, Pioneer has not provided Europe Fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of Europe Fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. Europe Fund's Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of Europe Fund.

     Compliance with Europe Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by Europe Fund's Board of Trustees and, reflected, if material, in a supplement to the fund's Statement of Additional Information.

     The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, auditors or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

     In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Additional Information About the Portfolio Managers

     Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Europe Fund, information about the accounts other than the Europe Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of
                                                                                                 Accounts        Assets
                                                                                                 Managed        Managed
                                                                                                for which      for which
                                                                                                Advisory        Advisory
                                                                Number of         Total         Fee is          Fee is
 Name of Portfolio                                              Accounts        Assets        Performance-    Performance-
      Manager                   Type of Account                 Managed         Managed           Based          Based
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Stan Pearson         Other Registered Investment Companies        0              N/A               N/A            N/A
--------------------------------------------------------------------------------------------------------------------------
                     Other Pooled Investment Vehicles             1        $3.240 billion          N/A            N/A
--------------------------------------------------------------------------------------------------------------------------
                     Other Accounts                               1           $645,000             N/A            N/A
--------------------------------------------------------------------------------------------------------------------------

     Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of Europe Select Fund, information about the accounts other than Europe Select Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities

("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                   Accounts         Assets
                                                                                                   Managed        Managed
                                                                                                  for which      for which
                                                                                                  Advisory        Advisory
                                                                Number of          Total           Fee is          Fee is
  Name of Portfolio                                              Accounts         Assets         Performance-    Performance-
       Manager                     Type of Account               Managed          Managed            Based          Based
------------------------------------------------------------------------------------------------------------------------------
Andrew Arbuthnott     Other Registered Investment Companies         0               N/A               N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
                      Other Pooled Investment Vehicles              3         $4.548 billion          N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
                      Other Accounts                                0               N/A               N/A            N/A
------------------------------------------------------------------------------------------------------------------------------

     Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

     Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

     o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

     o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

     Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the Europe Fund and Europe Select Fund.

-----------------------------------------------------------------------------------
Name of Portfolio Manager      Name of Fund      Beneficial Ownership of the Fund*
-----------------------------------------------------------------------------------
Stan Pearson                   Europe Fund              A
-----------------------------------------------------------------------------------
Andrew Arbuthnott              Europe Select Fund       A
-----------------------------------------------------------------------------------

* Key to Dollar Ranges


A.      None
B.      $1-$10,000
C.      $10,001-$50,000
D.      $50,001-$100,000
E.      $100,001-$500,000
F.      $500,001-$1,000,000
G.      Over $1,000,000

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Europe Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Europe Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Europe Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the board of trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

     Europe Fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the fund's trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. The use of this method is intended to reduce the opportunities for market timers who seek to take advantage of time zone differences between the U.S. and non-U.S. markets. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The Europe Fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in Europe Fund's prospectus. Ask your investment professional for more information.

     If you invest in Europe Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on (www.pioneerfunds.com).

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of a Pioneer fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B and Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the reorganization.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. You may make up to four exchange redemptions of $25,000 or more per account per calendar year. Each Pioneer fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. You will not be charged any sales loads for exchanging Class A shares of the Europe Fund you receive as a result of the reorganization with Class A shares of another Pioneer fund.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Europe Fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The Europe Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

     Good order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

          -- Are selling over $100,000 or exchanging over $500,000 worth of shares

          -- Changed your account registration or address within the last 30 days

          -- Instruct the transfer agent to mail the check to an address different from the one on your account

          --   Want the check paid to someone other than the account owner(s)

          -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

     Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The fund's board of trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     In addition to monitoring trades, the policies and procedures provide that:

     o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year.

     o Certain funds managed by Pioneer, including your fund and Europe Fund, have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described below.

     o Since the fund invests primarily in non-U.S. securities, the fund uses a fair value pricing service as described under "Net Asset Value."

     The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     Redemption Fee. The fund has adopted a redemption fee on short term holdings of the fund's shares. If you sell or exchange shares within 30 days of any purchase of fund shares, the fund will apply a 2% fee to the entire amount of your sales proceeds. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

                              FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of Europe Fund for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that your investment in Europe Fund would have increased or decreased during each period (assuming reinvestment of all dividends and distributions).

     The information below for the fiscal years ended October 31, 2002 through 2004 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the fiscal years ended October 31, 2000 and 2001 has been audited by Arthur Andersen LLP, the fund's previous independent accountants. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Europe Fund
Class A Shares


                                                                                   For the Year Ended October 31
                                                               -----------------------------------------------------------------
                                                                   2004         2003         2002         2001          2000
                                                                ---------    ---------    ---------   ---------    -----------
Net asset value, beginning of period .........................  $  22.66     $  19.40     $  22.85    $  32.75     $    31.71
                                                                ---------    ---------    ---------   ---------    -----------
Increase (decrease) from investment operations:
 Net investment income (loss) ................................  $   0.14     $   0.17     $   0.06    $   0.07     $    (0.15)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ..........................      4.65         3.09        (3.51)      (9.97)          2.30
                                                                ---------    ---------    ---------   ---------    -----------
 Net increase (decrease) from investment operations ..........  $   4.79     $   3.26     $  (3.45)   $  (9.90)    $     2.15
Distributions to shareowners:
 Net investment income .......................................     (0.09)          --           --          --         (0.00)(a)
 Net realized gain ...........................................        --           --           --          --         (1.11)
                                                                ---------    ---------    ---------   ---------    -----------
Net increase (decrease) in net asset value ...................  $   4.70     $   3.26     $  (3.45)   $  (9.90)    $     1.04
                                                                ---------    ---------    ---------   ---------    -----------
Net asset value, end of period ...............................  $  27.36     $  22.66     $  19.40    $  22.85     $    32.75
                                                                =========    =========    =========   =========    ===========
Total return* ................................................     21.19%       16.80%      (15.10)%    (30.23)%         6.83%
                                                                =========    =========    =========   =========    ===========
Ratio of net expenses to average net assets+ .................      1.83%        1.98%        1.89%       1.76%          1.54%
Ratio of net investment income (loss) to average net assets+ .      0.52%        0.76%        0.14%      (0.07)%       (0.39)%
Portfolio turnover rate ......................................        47%          53%          38%        116%            46%
Net assets, end of period (in thousands) .....................  $119,216     $112,160     $116,051    $167,568     $  314,781
Ratio with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses ................................................      1.83%        1.98%        1.89%       1.76%          1.54%
 Net investment income (loss) ................................      0.52%        0.76%        0.14%      (0.07)%        (0.39)%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses ................................................      1.83%        1.98%        1.89%       1.74%          1.52%
 Net investment income (loss) ................................      0.52%        0.76%        0.14%      (0.05)%        (0.37)%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Europe Fund
Class B Shares

                                                                                 For the Year Ended October 31
                                                              -------------------------------------------------------------------
                                                                  2004         2003          2002          2001          2000
                                                              ------------ ------------ ------------- ------------- -------------
Net asset value, beginning of period ........................   $ 20.85      $ 18.04      $  21.45      $  31.06       $ 30.38
                                                                -------      -------      --------      --------       -------
Increase (decrease) from investment operations:
 Net investment loss ........................................   $ (0.11)     $ (0.06)     $  (0.40)     $  (0.38)      $ (0.40)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions .............................      4.28         2.87         (3.01)        (9.23)         2.19
                                                                -------      -------      --------      --------       -------
Net increase (decrease) from investment operations ..........   $  4.17      $  2.81      $  (3.41)     $  (9.61)      $  1.79
Distributions to shareowners:
 Net realized gain ..........................................        --           --            --            --         (1.11)
                                                                -------      -------      --------      --------       -------
 Net increase (decrease) in net asset value .................   $  4.17      $  2.81      $  (3.41)     $  (9.61)      $  0.68
                                                                -------      -------      --------      --------       -------
Net asset value, end of period ..............................   $ 25.02      $ 20.85      $  18.04      $  21.45       $ 31.06
                                                                =======      =======      ========      ========       =======
Total return* ...............................................     20.00%       15.58%       (15.90)%      (30.94)%        5.90%
                                                                =======      =======      ========      ========       =======
Ratio of net expenses to average net assets+ ................      2.82%        3.02%         2.81%         2.64%         2.37%
Ratio of net investment loss to average net assets+ .........     (0.47)%      (0.31)%       (0.78)%       (0.94)%       (1.21)%
Portfolio turnover rate .....................................        47%          53%           38%          116%           46%
Net assets, end of period (in thousands) ....................   $44,515      $46,358      $ 52,009      $ 83,075       $150,436
Ratio with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses ...............................................      2.82%        3.02%         2.81%         2.64%         2.37%
 Net investment loss ........................................     (0.47)%      (0.31)%       (0.78)%       (0.94)%       (1.21)%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses ...............................................      2.82%        3.01%         2.81%         2.63%         2.36%
 Net investment loss ........................................     (0.47)%      (0.30)%       (0.78)%       (0.93)%       (1.20)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Europe Fund
Class C Shares

                                                                                 For the Year Ended October 31
                                                               -----------------------------------------------------------------
                                                                   2004         2003          2002          2001         2000
                                                               ------------ ------------ ------------- ------------- -----------
Net asset value, beginning of period .........................   $ 20.79      $ 17.98      $  21.39      $  30.95      $ 30.27
                                                                 -------      -------      --------      --------      -------
Increase (decrease) from investment operations:
 Net investment loss .........................................   $ (0.10)     $ (0.05)     $  (0.45)     $  (0.44)     $ (0.39)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..............................      4.28         2.86         (2.96)        (9.12)        2.18
                                                                 -------      -------      --------      --------      -------
 Net increase (decrease) from investment operations ..........   $  4.18      $  2.81      $  (3.41)     $  (9.56)     $  1.79
Distributions to shareowners:
 Net realized gain ...........................................        --           --            --            --        (1.11)
                                                                 -------      -------      --------      --------      -------
Net increase (decrease) in net asset value ...................   $  4.18      $  2.81      $  (3.41)     $  (9.56)     $  0.68
                                                                 -------      -------      --------      --------      -------
Net asset value, end of period ...............................   $ 24.97      $ 20.79      $  17.98      $  21.39      $ 30.95
                                                                 =======      =======      ========      ========      =======
Total return* ................................................     20.11%       15.63%       (15.94)%      (30.89)%       5.93%
                                                                 =======      =======      ========      ========      =======
Ratio of net expenses to average net assets+ .................      2.77%        2.97%         2.82%         2.60%        2.34%
Ratio of net investment loss to average net assets+ ..........     (0.44)%      (0.24)%       (0.80)%       (0.93)%      (1.19)%
Portfolio turnover rate ......................................        47%          53%           38%          116%          46%
Net assets, end of period (in thousands) .....................   $12,023      $11,801      $ 12,391      $ 21,503      $46,544
Ratio with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses ................................................      2.77%        2.97%         2.82%         2.60%        2.34%
 Net investment loss .........................................     (0.44)%      (0.24)%       (0.80)%       (0.93)%      (1.19)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses ................................................      2.76%        2.96%         2.82%         2.58%        2.33%
 Net investment loss .........................................     (0.43)%      (0.23)%       (0.80)%       (0.91)%      (1.18)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

                      INFORMATION CONCERNING THE MEETING


Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, Pioneer and its transfer agent, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"); or by broker-dealer firms. Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788 has been retained to provide proxy solicitation services to your fund at a cost of approximately $30,000. Pioneer will bear the cost of such solicitation.

Revoking Proxies

     Each shareholder of your fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

     As of March 24, 2005 (the "record date"), 564,239.730 Class A shares of beneficial interest of your fund were outstanding, 227,510.467 Class B shares of beneficial interest of your fund were outstanding, and 251,445.378 Class C shares of beneficial interest of your fund were outstanding. Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. The presence in person or by proxy of the majority of shareholders of your fund entitled to cast votes at the meeting will constitute a quorum.

Other Business

     Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the reorganization proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the meeting, a quorum of shareholders is not present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original meeting (in which case the board of trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone and Internet Voting

     In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders' Proposals

     Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

                       OWNERSHIP OF SHARES OF THE FUNDS

     To the knowledge of each fund, as of April 30, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively.

     As of April 30, 2005, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

-------------------------------------------------------------------------------------------------------------------------------
                                           Shareholder Name and Address                     Actual Percentage Owned
-------------------------------------------------------------------------------------------------------------------------------
 Europe Fund Class B                      Citigroup Global Markets Inc.                              6.48%
                                             333 W 34th St., 7th fl.
                                             New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------------------------------
                                                     MLPF&S                                          5.19%
                                           Mutual Fund Administration
                                           4800 Deer Lake Dr. E., fl2
                                           Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------------------------
 Europe Fund Class C                                 MLPF&S                                         11.04%
                                           Mutual Fund Administration
                                           4800 Deer Lake Dr. E., fl2
                                           Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------------------------
 Europe Fund Class R                           MCB Trust Services                                   98.24%
                                         FBO Industrial Emp. Int. Union
                                              700 17th St., Ste 300
                                                Denver, CO 80202
-------------------------------------------------------------------------------------------------------------------------------
 Europe Fund Class Y                                 MLPF&S                                         61.74%
                                           Mutual Fund Administration
                                           4800 Deer Lake Dr. E., fl2
                                           Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------------------------
                                                John F. Cogan Jr.                                    6.34%
                                   Wilmer Cutler Pickering Hale and Dorr, LLP
                                     60 State Street, Boston, MA 02109-1800
-------------------------------------------------------------------------------------------------------------------------------
                                 John F. Cogan Jr., Mary Cornille, Pamela Cogan                     18.44%
                         Riddle & Gregory Cogan Foundation, c/o Wilmer Cutler Pickering
                                 Hale and Dorr, LLP Trust Dept., P.O. Box 1711,
                                              Boston, MA 02105-1700
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                Shareholder Name and Address                    Actual Percentage Owned
-----------------------------------------------------------------------------------------------------------------------
 Europe Select Fund                       MLPF&S                                        19.94%
 Class A                        Mutual Fund Administration
                                4800 Deer Lake Dr. E., fl2
                                Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------
 Europe Select Fund                       MLPF&S                                         6.78%
 Class B                             FBO its customers
                                Mutual Fund Administration
                                4800 Deer Lake Dr. E., fl2
                                Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------
 Europe Select Fund                       MLPF&S                                        11.56%
 Class C                             FBO its customers
                                Mutual Fund Administration
                                4800 Deer Lake Dr. E., fl2
                                Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------------------------
                                    First Clearing, LLC                                  8.85%
                                    Irrv. Family Trust
                                     1750 Walton Road
                                 Blue Bell, PA 19422-2303
-----------------------------------------------------------------------------------------------------------------------
                                 A G Edwards & Sons Inc.                                 8.23%
                                    FBO its Customer
                                   One North Jefferson
                                St. Louis, MO 63103-2205
-----------------------------------------------------------------------------------------------------------------------

                                     EXPERTS

     The financial highlights and financial statements of Europe Fund and Europe Select Fund for the fiscal years ended October 31, 2004 and August 31, 2004, respectively, are incorporated by reference into this registration statement. The financial statements and financial highlights for Europe Fund's and Europe Select Fund's most recent fiscal year ended October 31, 2004 and August 31, 2004, respectively, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference in the statement of additional information. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION
           ---------------------------------------------------------

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 13th day of May, 2005, between Pioneer Europe Fund (the "Acquiring Fund"), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Europe Select Fund, a statutory trust organized under the laws of the State of Delaware with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (i) the issuance of shares of beneficial interest of each Class of shares of the Acquiring Fund that corresponds to the Classes of shares of the Acquired Fund equal to the net asset value represented by such shares (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the "Assumed Liabilities"), on the closing date set forth below (the "Closing Date"), and (b) the distribution by the Acquired Fund, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, Acquiring Fund and the Acquired Fund are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders;

     WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders.


     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions set forth in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and payable or being contested in good faith and contractual restrictions on the transfer of the acquired assets), and the Acquiring Fund agrees in exchange therefore: (a) to issue to the Acquired Fund the number of Acquiring Fund Shares of each Class, including fractional Acquiring Fund Shares, determined (to at least two decimal places) by dividing the value of the Acquired Fund's net assets attributable to a Class of shares and transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Fund Share of the applicable Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund all other intangible property owned by the Acquired Fund and originals or copies of all books and records of the Acquired Fund.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations of the Acquired Fund made in connection with the issuance of the tax opinion provided for in paragraph 9.5 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and shall not acquire, without the consent of the Acquiring Fund, any securities that are valued at "fair value" under the valuation procedures of either the Acquired Fund or the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Fund shall prepare an unaudited statement of assets and liabilities (the "Closing Statement"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall assume the Assumed Liabilities.

     1.4 On the Closing Date or as soon thereafter as is practicable, the Acquired Fund shall liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders (as provided to the Acquiring Fund by the Acquired Fund) and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

     1.6 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Fund with respect to the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

     1.8 The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of the Acquired Fund.

     2.   VALUATION

     2.1 The value of the assets of the Acquired Fund to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Fund as in effect on the date hereof.

     2.2 The NAV of the Acquiring Fund Shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

     2.3 All computations of value shall be made by Pioneer Investment Management, Inc., or its agent, in accordance with its regular practice as pricing agent for the Acquired Fund.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be , 2005, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Fund for examination no later than three business days preceding the Valuation Date. The Acquiring Fund may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Fund or the acquisition of such securities by the Acquiring Fund would violate the investment policies and restrictions of the Acquired Fund and the Acquiring Fund. The portfolio securities, cash and due bills shall be delivered by the Acquired Fund to BBH as custodian for the Acquiring Fund for the account of the Acquiring Fund at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds to an account of the Acquiring Fund specified by the Acquiring Fund.

     3.3 BBH, custodian for the Acquired Fund, shall deliver at or as soon as possible after the Closing a certificate of an authorized officer stating that:
(a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.4 In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

     3.5 The Acquired Fund shall deliver to the Acquiring Fund at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified by the President, Executive Vice President or Treasurer of the Acquired Fund as being an accurate record of the information (i) provided by Acquired Fund Shareholders or (ii) derived from the Acquired Fund's records by such officers or one of the Acquired Fund's service providers.

     3.6 The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     4.   LIQUIDATION AND TERMINATION OF ACQUIRED FUND

     4.1 As soon as practicable after the Closing, the Acquired Fund shall liquidate the Acquired Fund and distribute pro rata to the Acquired Fund Shareholders the Acquiring Fund Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Acquired Fund to open accounts on the share records in the names of Acquired Fund Shareholders as delivered to the Acquiring Fund prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Fund Shareholder in the Acquiring Fund Shares of the corresponding Class held by the Acquired Fund Shareholder at the time of the Closing.

     4.2 In connection with such liquidating distributions, (a) the Acquiring Fund shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Fund shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Fund, acting reasonably, shall be made to restrict the further transfer of the Acquired Fund's shares.

     4.3 As soon as practicable after the liquidation of the Acquired Fund, the Acquired Fund shall terminate its existence as a business trust under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of the Acquired Fund.

     5.   REPRESENTATIONS AND WARRANTIES

     5.1 The Acquired Fund represents and warrants to the Acquiring Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquired Fund is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 (the "Investment Company Act") is in full force and effect;

     (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Fund will not result, in a material violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound;

     (d) Except as specifically disclosed on Schedule 5.1(d) or included in the calculation of NAV on the Valuation Date, the Acquired Fund has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund which will be terminated with liability to either the Acquired Fund or to the Acquired Fund on or prior to the Closing Date;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Acquired Fund's ability to consummate the transactions herein contemplated;

     (f) The statement of assets and liabilities of the Acquired Fund as of and for the fiscal year ended August 31, 2004 has been audited by Ernst & Young LLP, independent registered public accounting firm; and has been prepared in accordance with GAAP consistently applied and fairly reflects the financial condition of the Acquired Fund as of such date. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date;

     (g) Since August 31, 2004 except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Fund's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Fund arising out of its normal investment operations or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

     (h) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and favorable tax treatment as a regulated investment company and will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not taken any action, or failed to take any action, which has caused or will cause the Acquired Fund to fail to qualify for such favorable tax treatment as a regulated investment company under the Code. The Acquired Fund has not been notified that any tax return or other filing of the Acquired Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on Schedule 5.1:

        (A) The Acquired Fund shall have filed all federal, state and local tax returns required by law to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon;

        (B) The Acquired Fund shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

        (C) All tax returns filed or to be filed by the Acquired Fund shall constitute complete and accurate reports of the respective tax liabilities of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

        (D) The Acquired Fund has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

        (E) The Acquired Fund has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

     (i) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Acquired Fund's knowledge, all of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

     (j) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;


     (k) The Acquired Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and, subject to the approval of the Acquired Fund Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) Any information furnished by the Acquired Fund for use in registration statements, proxy materials and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

     (m) The proxy statement to be included in the Acquiring Fund's Registration Statement on Form N-14 attached hereto as Annex A (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Fund or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

     (o) To the Acquired Fund's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

     (p) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority.
  All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (q) The Acquired Fund has previously provided to the Acquiring Fund (and will at the Closing provide an update through the Closing Date of such information) with data which supports a calculation of the Acquired Fund's total return and yield for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD; and

     (r) The prospectus of the Acquired Fund dated December 3, 2004, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (s) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to paragraph 8.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.2 The Acquiring Fund represents and warrants to the Acquired Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Fund is a business trust, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The prospectus and statement of additional information of the Acquiring Fund included in the Acquiring Fund's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not as of its date and as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (d) The Acquiring Fund is not, and its execution, delivery and performance of this Agreement will not result, in violation of its Agreement and Declaration of Trust or By-Laws or in material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which it is a party or by which it is bound;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (f) The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (g) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable; the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

     (h) The information to be furnished by the Acquiring Fund for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

     (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquiring Fund has not taken any action which has caused or will cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The Acquiring Fund has not been notified that any tax return or other filing of the Acquiring Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on Schedule 5.1:

        (A) The Acquiring Fund shall have filed all federal, state and local tax returns required to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it;

        (B) The Acquiring Fund shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

        (C) All tax returns filed or to be filed by the Acquiring Fund shall constitute complete and accurate reports of the respective tax liabilities of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

        (D) The Acquiring Fund has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

        (E) The Acquiring Fund has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquiring Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

     (j) Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Fund's registration statement;

     (k) The Acquiring Fund Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Fund then in effect and qualified for sale under the applicable state securities laws; and

     (l) The Acquiring Fund Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Fund's Registration Statement on Form N-14. On the Closing Date, the Acquiring Fund shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Fund Shares.

     (m) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to paragraph 7.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     6.   COVENANTS OF EACH OF THE PARTIES

     6.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

     6.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon the matters set forth in the proxy statement. Each of the Acquired Fund and the Acquiring Fund will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

     6.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


     6.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     6.5 Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.6 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

     6.7 The Acquired Fund shall provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Fund's Registration Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     6.8 The Acquired Fund shall maintain errors and omissions insurance covering management of the Acquired Fund prior to and including the Closing Date.

     6.9 Neither the Acquired Fund not the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     7.1 All representations and warranties made in this Agreement by the Acquiring Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and


     7.3 The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related maters with respect to the Acquiring Fund.

     8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     8.1 All representations and warranties made in this Agreement by the Acquired Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     8.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Acquired Fund's Treasurer or Assistant Treasurer;

     8.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     8.4 The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex C, concerning certain tax-related matters with respect to the Acquired Fund.

     9.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of each of the Acquired Fund's Declaration of Trust and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

     9.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     9.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

     9.4 The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     9.5 The parties shall have received a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, addressed to the Acquiring Fund and the Acquired Fund and satisfactory to the Acquiring Fund and the Acquired Fund, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Acquired Fund may waive the conditions set forth in this paragraph 9.5; and

     9.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

     10.  BROKERAGE FEES AND EXPENSES

     10.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay all expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses).

     11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     12.  TERMINATION

     12.1 This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Fund and the Acquiring Fund;
(b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but, except as provided in Section 10, each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval.

     14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

     15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the Acquiring Fund and the Acquired Fund shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Declaration of Trust of the Acquiring Fund and the Acquired Fund, respectively. The execution and delivery of this Agreement have been authorized by the Acquired Trustees of each of the Acquiring Fund and the Acquired Fund and this Agreement has been executed by authorized officers of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Declaration of Trust of the Acquiring Fund and the Acquired Fund, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                  PIONEER EUROPE FUND


By: -----------------------------------  By: -----------------------------------
Name:                                    Name:
Title:                                   Title:



Attest:                                  PIONEER EUROPE SELECT FUND


By: -----------------------------------  By: -----------------------------------
Name:                                    Name:
Title:                                   Title:

Exhibit B

                                     ANNEX B
                        TAX REPRESENTATION CERTIFICATE OF


                               PIONEER EUROPE FUND

     This certificate is being delivered in connection with the transaction to be effected pursuant to the Agreement and Plan of Reorganization (the "Agreement") made as of May 13, 2005 between Pioneer Europe Fund ("Acquiring Fund"), and Pioneer Europe Select Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of Class A shares, Class B shares, and Class C shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Fund, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

     1. Acquiring Fund is a business trust established under the laws of the Commonwealth of Massachusetts, and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Fund in a business.

     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, of Acquired Fund shareholders in connection with the transaction.

     6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund has properly elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception, qualifies for such treatment as of the date of the Closing, and intends to qualify for such treatment after the transaction.

     8. Acquiring Fund meets the requirements of an "investment company" as defined in Section 368(a)(2)(F) of the Code.

     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in the transaction will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquiring Fund will not furnish any consideration in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

     12. Acquired Fund shareholders will not be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code, which generally provide that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of stock that are entitled to vote or at least 50% of the total value of shares of all classes of stock) of Acquiring Fund after the transaction.

     13. The transaction is being undertaken for valid and substantial business purposes, including capitalizing on potential economies of scale in expenses, including the costs of accounting, legal, transfer agency, insurance, custodial, and administrative services, and increasing diversification.

     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     The undersigned officer of Acquiring Fund is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 9.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP immediately a written notice to that effect.



                                    PIONEER EUROPE FUND



                                    By: --------------------------------------

                                        Name: --------------------------------

                                        Title: -------------------------------


Dated: ______________ , 2005

Exhibit C

                                     ANNEX C
                        TAX REPRESENTATION CERTIFICATE OF


                           PIONEER EUROPE SELECT FUND

     This certificate is being delivered in connection with the transaction to be effective pursuant to the Agreement and Plan of Reorganization (the "Agreement") made as of May 13, 2005 between Pioneer Europe Fund ("Acquiring Fund"), and Pioneer Europe Select Fund ("Acquired Fund"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of Class A shares, Class B shares, and Class C shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquired Fund, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

     1. Acquired Fund is a statutory trust established under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)) nor any partnership in which Acquired Fund or any such related person is a partner has redeemed, acquired or otherwise made any distributions with respect to any shares of the Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end regulated investment company. There is no plan or intention on the part of any shareholder of Acquired Fund that owns beneficially 5% or more of the Acquired Fund Shares and, to the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the remaining shareholders of Acquired Fund, in connection with the transaction, to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be.

     4. Acquired Fund assets transferred to Acquiring Fund will comprise at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by Acquired Fund immediately prior to the transaction. For purposes of this representation, amounts used by Acquired Fund to pay expenses of the transaction and all redemptions and distributions (except for redemptions in the ordinary course of business upon demand of a shareholder that Acquired Fund is required to make as an open-end investment company pursuant to Section 22(e) of the Investment Company Act of 1940, as amended, and regular, normal dividends) made by Acquired Fund immediately preceding the transaction are taken into account as assets of Acquired Fund held immediately prior to the transaction.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in the transaction will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquired Fund will not receive any consideration from the Acquiring Fund in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Acquired Fund Liabilities assumed by Acquiring Fund plus the liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business.

     7. The fair market value of the Acquired Fund assets transferred to Acquiring Fund will equal or exceed the sum of the Acquired Fund Liabilities assumed by Acquiring Fund for the purposes of Section 357(d) of the Internal Revenue Code of 1986, as amended (the "Code").

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. The Acquired Fund assets transferred to Acquiring Fund will be Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3), which provides that a corporation's historic business assets are the assets used in its historic business.

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Fund incurred by it in connection with the transaction will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     12. Acquired Fund has properly elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment for its taxable year ending on the closing date of the transaction.

     13. Acquired Fund meets the requirements of an "investment company" as defined in Section 368(a)(2)(F) of the Code.

     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Fund shareholders will not be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code, which generally provide that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of stock that are entitled to vote or at least 50% of the total value of shares of all classes of stock) Acquiring Fund after the transaction.

     16. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

     17. The transaction is being undertaken for valid and substantial business purposes, including capitalizing on potential economies of scale in expenses, including the costs of accounting, legal, transfer agency, insurance, custodial, and administrative services, and increasing diversification.

     The undersigned officer of Acquired Fund is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 9.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                   PIONEER EUROPE SELECT FUND



                                   By: ---------------------------------------

                                       Name: ---------------------------------

                                       Title: --------------------------------


Dated: ______________ , 2005

                                                                      Exhibit D

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/04                            CLASS A SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                               10/31/04            10/31/03
Net Asset Value per Share                      $ 27.36             $ 22.66

                                 Net
Distributions per Share       Investment         Short-Term          Long-Term
(11/1/03-10/31/04)              Income         Capital Gains       Capital Gains

                              $ 0.0927         $    -              $    -

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2004)

              Net Asset     Public Offering
Period          Value         Price (POP)
------------------------------------------------
10 Years         6.88%            6.25%
5 Years         -2.18            -3.33
1 Year          21.19            14.23

Value of $10,000 Investment

               Pioneer   MSCI
               Europe    Europe
               Fund      Index

"10/94"         9425    10000
               10852    11321
"10/96"        12784    13298
               16402    16754
"10/98"        18781    20616
               20616    23201
"10/00"        21871    23419
               15260    18069
"10/02"        12956    15559
               15133    19317
"10/04"        18340    23549

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/04                            CLASS B SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                             10/31/04            10/31/03
Net Asset Value per Share                    $ 25.02             $ 20.85

                                Net
Distributions per Share       Investment       Short-Term          Long-Term
(11/1/03-10/31/04)              Income       Capital Gains       Capital Gains

                              $    -         $    -              $    -

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2004)


                 If           If
Period          Held       Redeemed
-------------------------------------
10 Years       6.62%        6.62%
5 Years       -3.13        -3.32
1 Year        20.00        16.00

Value of $10,000 Investment

            Pioneer       MSCI
            Europe        Europe
            Fund          Index

"10/94"     10000         10000
            11443         11321
"10/96"     13369         13298
            17026         16754
"10/98"     19325         20618
            20895         23201
"10/00"     22129         23419
            15282         18069
"10/02"     12853         15559
            14855         19317
"10/04"     17826         23549

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If redeemed" returns reflect deduction of applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4% and declines over six years. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/04                            CLASS C SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                             10/31/04            10/31/03
Net Asset Value per Share                    $ 24.97             $ 20.79

                                Net
Distributions per Share       Investment       Short-Term          Long-Term
(11/1/03-10/31/04)              Income       Capital Gains       Capital Gains

                              $    -         $    -              $    -

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

                                If           If
Period                         Held       Redeemed
----------------------------------------------------
Life-of-Class (1/31/96)       4.95%        4.95%
5 Years                      -3.09        -3.09
1 Year                       20.11        20.11

Value of $10,000 Investment

                      Pioneer     MSCI
                      Europe      Europe
                      Fund        Index
"1/96"                10000       10000
                      11391       11232
                      14520       14151
"10/98"               16509       17414
                      17862       19596
"10/00"               18921       19780
                      13077       15262
"10/02"               10992       13141
                      12710       16316
"10/04"               15265       19890

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/04                            CLASS R SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                               10/31/04            10/31/03
Net Asset Value per Share                      $ 27.20             $ 22.67

                                Net
Distributions per Share       Investment         Short-Term          Long-Term
(11/1/03-10/31/04)              Income         Capital Gains       Capital Gains
                              $ 0.2025         $    -              $    -

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2004)

                 If           If
Period          Held       Redeemed
--------------------------------------
10 Years       6.42%        6.42%
5 Years       -2.54        -2.54
1 Year        20.95        20.95

Value of $10,000 Investment

               Pioneer       MSCI
               Europe        Europe
               Fund          Index

"10/94"        10000         10000
               11454         11321
"10/96"        13438         13298
               17147         16754
"10/98"        19531         20618
               21189         23201
"10/00"        22520         23419
               15632         18069
"10/02"        13207         15559
               15401         19317
"10/04"        18629         23549

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on 4/1/03 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/04                            CLASS Y SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                               10/31/04            10/31/03
Net Asset Value per Share                      $ 28.25             $ 23.40

                                Net
Distributions per Share       Investment         Short-Term          Long-Term
(11/1/03-10/31/04)              Income         Capital Gains       Capital Gains

                              $ 0.2739         $    -              $    -

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2004)

                               If           If
Period                        Held       Redeemed
----------------------------------------------------
Life-of-Class (7/2/98)       7.95%        7.95%
5 Year                      -1.58        -1.58
1 Year                      22.02        22.02


Value of $10,000 Investment

             Pioneer     MSCI
             Europe      Europe
             Fund        Index

"7/98"       10000      10000
             8458        9064
             9269       10199
"10/00"      9950       10295
             6973        7943
"10/02"      5960        6840
             7015        8492
"10/04"      8560       10353

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins July 31, 1998. The MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

PIONEER EUROPE FUND


PORTFOLIO MANAGEMENT DISCUSSION 10/31/04

The 12 months ended October 31, 2004, was a favorable period for European stocks. In spite of high energy prices, attractive stock price levels, high dividend yields and receding fears of inflation have contributed to strong returns for Pioneer Europe Fund, as Stan Pearson, who is responsible for the day-to-day management of the Fund, discusses in the following interview.


Q:   How did the Fund perform during its fiscal year?


A: For the 12 months ended October 31, 2004, the Fund's Class A, B and C shares returned 21.19%, 20.00% and 20.11% at net asset value, respectively. These results lagged the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, which posted a return of 21.89% for the same period. The Fund's returns at net asset value surpassed the average 8.56% return of its Lipper category of 124 European funds.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q:   Which stocks contributed to the Fund's performance?


A: Many of the Fund's holdings that had been punished by investors early in the fiscal year recovered nicely during the reporting period, when investors reassessed their tolerance for risk. Sanofi-Aventis (France), the world's largest pharmaceutical firm following the merger of the two French giants, began trading at extremely low valuations as investors doubted the firm's ability to generate enough cash to repay the debt amassed as a result of the transaction. As the market's skepticism dissipated, the stock rose nicely. Pharmaceutical giants Roche Holdings (Switzerland) and Astrazeneca (United Kingdom) also made a notable contribution to performance.

     In the telecommunication services industry, we've focused on operators with a high level of exposure to the European market, which continues to generate attractive growth. Vodafone (United Kingdom), a long-time holding, was one of the Fund's best performing stocks for the 12 months.

     The Fund also enjoyed strong performance from its emphasis on energy stocks, which are benefiting from high oil prices. BP (United Kingdom), Total (France) and ENI (Italy) represented some of the portfolio's best performers for the year. Similarly, strong stock selection and an overweight position in the capital goods sector generated strong returns. Sandvik (Sweden), Schneider Electric (France), ACS (Spain) and Saint Gobain (France) are profiting from the cyclical upturn and increased capital expenditures. We are emphasizing large-capitalization stocks, but, more importantly, high-quality companies with sound balance sheets and the ability to grow their business and return some of the growth in the form of dividends. In the materials sector, another cyclical industry, we think rising demand for cement and solution chemicals offer strong growth opportunities for Italcementi (Italy) and Lafarge (France), respectively.

     Zurich Financial Services (Switzerland), AXA (France) and Assicurazioni Generali (Italy) led the portfolio's insurance holdings and contributed nicely. During the year, underlying fundamentals in the sector improved on the back of the strong equity markets, and rising investor demand helped push stock prices higher. Finally, our decision not to invest in the semiconductor industry helped performance because it struggled throughout the fiscal year as growth forecasts proved to be overly optimistic.


Q:   What holdings proved most disappointing?


A: While information technology represents a small portion of the Fund's assets, this sector turned in the most disappointing performance for the 12 months. Both software and services as well as technology hardware and equipment were hard hit. Global jitters about the outlook for technology demand held back the sector. We've been underweighting technology stocks for some time out of concern for their valuations and low demand. Communications equipment provider Nokia (Finland) struggled due to concerns about the company's ability to meet earnings targets, and we reduced the Fund's exposure as a result. Nokia's sharp underperformance explains a significant portion of the Fund's underperformance relative to its benchmark, the MSCI Europe Index.

Q:   Any notable sales or purchases to mention?


A: Yes. We sold positions in building materials company Wolseley (United Kingdom) and food, beverage and tobacco retailer Diageo (United Kingdom) because they had reached their price targets. We added new positions in retailer Boots (United Kingdom), Italcementi (Italy) and media company Lagardere (France). We also purchased telecommunications company Belgacom (Belgium) during its initial public offering.


Q:   What is your outlook?


A: After the strong appreciation of the past year, we think global equity markets are entering a period of unspectacular but steady returns. European companies have the capacity to expand margins and profits, but earnings growth is likely to be modest. In a climate where equity appreciation is driven by modest earnings growth, we consider high dividend yields and strong cash flow to be important sources of stock price support. Therefore, we are placing a premium on stocks with the stability and predictability of robust dividend yields.

     At present levels, European equities are appropriately discounting an environment characterized by moderate, albeit gently, accelerating macroeconomic growth, low inflation and low volatility. We believe such a global equity environment is likely to result in moderate expectations for equity returns across Europe for the foreseeable future.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER EUROPE SELECT FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/05                             CLASS A SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions



                                               2/28/05               8/31/04
Net Asset Value per Share                      $ 13.11                $ 11.05
                                Net
Distributions per Share       Investment        Short-Term             Long-Term
(9/1/04-2/28/05)                Income         Capital Gains         Capital Gains

                              $ 0.0388         $  0.0539              $  0.2613

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of February 28, 2005)

                              Net Asset     Public Offering
Period                          Value         Price (POP)
-------------------------------------------------------------
Life-of-Class (12/29/00)         8.02%            6.50%
1-Year                          23.91            16.83

Value of $10,000 Investment

                    Pioneer    MSCI
                    Europe     Europe
                    Select     Index
                    Fund

"12/00"             9425       10000
                    7681        8084
                    7546        6789
"8/03"              8281        7375
                   10646        9082
"2/05"             13000       11282

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PIONEER EUROPE SELECT FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/05                             CLASS B SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                                2/28/05               8/31/04
Net Asset Value per Share                      $ 12.88                $ 10.90
                                Net
Distributions per Share       Investment        Short-Term             Long-Term
(9/1/04-2/28/05)                Income         Capital Gains         Capital Gains

                              $ 0.0196         $  0.0539              $  0.2613

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of February 28, 2005)


                                 If           If
Period                          Held       Redeemed
------------------------------------------------------
Life-of-Class (12/29/00)      7.10%        6.90%
1-Year                       22.73        18.73

Value of $10,000 Investment

                  Pioneer      MSCI
                  Europe       Europe
                  Select       Index
                  Fund

"12/00"           10000       10000
                   7805        8084
                   7622        6789
"8/03"             8361        7375
                  10653        9082
"2/05"            13207       11282

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PIONEER EUROPE SELECT FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/05                             CLASS C SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                                2/28/05               8/31/04
Net Asset Value per Share                      $ 12.98                $ 10.98
                                Net
Distributions per Share       Investment       Short-Term             Long-Term
(9/1/04-2/28/05)                Income        Capital Gains         Capital Gains

                              $ 0.0375         $  0.0539              $  0.2613

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of February 28, 2005)

                                 If           If
Period                          Held       Redeemed
------------------------------------------------------
Life-of-Class (12/29/00)      7.47%        7.47%
1-Year                       23.15        23.15


Value of $10,000 Investment

               Pioneer        MSCI
               Europe         Europe
               Select         Index
               Index

"12/00"        10000         10000
                8059          8084
                7960          6789
"8/03"          8690          7375
               11094          9082
"2/05"         13500         11282

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PIONEER EUROPE SELECT FUND


PORTFOLIO MANAGEMENT DISCUSSION 2/28/05

European equity markets rose during the six months ended February 28, 2005, led by the companies in the telecommunications and financials sectors. The continued slide in the value of the U.S. dollar on international exchange markets also tended to add to the performance results of U.S.-based investors, although some concerns grew on the Continent that the strength of the euro could impede the ability of European-based exporters to compete. In the following interview, Andrew Arbuthnott discusses the events and factors that affected your Fund's performance during the six months. Mr. Arbuthnott is a member of the team at Pioneer Investment Management in Dublin, Ireland that is responsible for the Fund's day-to-day management.


Q: How did the Pioneer Europe Select Fund perform during the six months that ended on February 28, 2005?


A: The Fund had very strong performance in absolute terms, although it trailed its benchmark for European equities. Pioneer Europe Select Fund's Class A shares had a total return of 22.11%, all at net asset value. During the same six-month period, the MSCI Europe Index returned 24.25%, while the average return of the 120 funds in Lipper's European Regional Fund category was 25.56%.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q:   What was the investment environment like during the six months?


A: European stocks rose briskly during the six months ended February 28, 2005. Sectors such as telecommunications services and financial services produced the strongest results in the final months of 2004, although the industrials, materials and energy sectors outperformed early in 2005.

     Reasonable valuations and the relatively high dividend yields offered by many European stocks helped contribute to the favorable environment, which was supported by an economic backdrop of moderate economic and supportive monetary policies by central banks that kept interest rates low. However, as the period progressed, investors grew increasingly concerned that economic growth in Europe was beginning to slow and that the continued appreciation of the euro and other linked currencies could have a negative impact on the earnings of European exporters facing tougher competition from countries, most notably from the United States, with weakening currencies.


Q: What were some of the investments that most significantly contributed to performance?


A: Our holdings in energy companies helped support performance over the six months, as the prices of oil and natural gas generally moved higher, despite some easing late in 2004. Oil producers such as BP and Eni contributed substantially. Shares of BP, a major force on the international market, gained as the company benefited from a broad international portfolio, strong management, healthy cash flow and a reasonable stock valuation. Eni, a long-term holding, is an Italy-based company that has emerged as a highly efficient global oil producer. Our investments in the industrials and materials sectors also helped support performance during the period.

     Several pharmaceutical holdings also helped performance, including Astrazeneca, whose stock price recovered strongly after faltering late in 2004, and GlaxoSmithKline. Individual holdings that helped included Barclays, the broadly diversified British financial company that offered investors a high dividend yield and a low valuation, and BASF, a diversified chemicals company that benefited from a strong pricing environment.

     France Telecom turned in strong performance during 2004, helped by its low stock valuation early in the year and strong cash flow. However, France Telecom and another telecommunications holding, Vodafone, held back performance early in 2005.

     Investments in the automobile industry produced disappointing results for the period. The stock price of long-time holding Porsche came under pressure because of currency concerns, even though the company actually benefited from its decision to hedge its U.S. dollar exposure. Peugeot also declined, principally because of volatility in the market rather than any deterioration in company fundamentals, we believe. We remain confident in the prospects for both companies, however, and think they are well prepared for the possibility of continued strength in the euro.

Q:   What is your investment outlook?


A: We remain optimistic about European equities, as stock valuations tend to be well supported by high dividend yields and the supportive policies of the European Central Bank. In addition, many European-based companies are restructuring themselves to become more efficient and competitive. The effects of these positive factors may be muted, however, by modest growth in economic output and the effects of the weaker U.S. dollar on exporting companies.

     In this environment, we believe stock market averages have a reasonable opportunity to produce positive results and individual stock selection will be an important factor in performance.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.